Exhibit 10.2
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


                               SCHEDULE IDENTIFYING MATERIAL DIFFERENCES BETWEEN EMPLOYMENT
                          AGREEMENTS EFFECTIVE JANUARY 1, 2005, BETWEEN NEOPROBE CORPORATION AND
                                               THE INDIVIDUALS LISTED BELOW

                                                                                                   Change of Control
                                 Salary                 Vacation               Severance                Severance
------------------------- ---------------------- ---------------------- ----------------------- ------------------------
Brent L. Larson                  $149,000                25 days                $149,000                $298,000
------------------------- ---------------------- ---------------------- ----------------------- ------------------------
Douglas L. Rash                  $104,000                15 days                $52,000                 $104,000
------------------------- ---------------------- ---------------------- ----------------------- ------------------------
Anthony K. Blair                 $115,000                15 days                $57,500                 $115,000
------------------------- ---------------------- ---------------------- ----------------------- ------------------------
Rodger A. Brown                  $124,000                20 days                $124,000                $248,000
------------------------- ---------------------- ---------------------- ----------------------- ------------------------
Carl M. Bosch                    $149,000                20 days                $149,000                $298,000
------------------------- ---------------------- ---------------------- ----------------------- ------------------------
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